OM Group, Inc 3Q 2005 Results Supplemental Information

Forward Looking Statements The foregoing discussion may include forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon specific assumptions and are subject to uncertainties and factors relating to the company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the company. These uncertainties and factors could cause actual results of the company to differ materially from those expressed or implied in the forward-looking statements contained in the foregoing discussion. Such uncertainties and factors include: the speed and sustainability of price changes in cobalt and nickel; the potential for lower of cost or market write-downs of the carrying value of inventory necessitated by decreases in the market prices of cobalt and nickel; the availability of competitively priced supplies of raw materials, particularly cobalt and nickel; the risk that new or modified internal controls, implemented in response to the 2004 investigation by the audit committee of the Company's board of directors and the Company's examination of its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, are not effective and need to be improved; the demand for metal-based specialty chemicals and products in the Company's markets; the effect of fluctuations in currency exchange rates on the Company's international operations; the effect of non- currency risks of investing and conducting operations in foreign countries, including political, social, economic and regulatory factors; the effect of changes in domestic or international tax laws; the outcome of the previously announced SEC Division of Enforcement review of the investigation conducted by the Company's audit committee; the general level of global economic activity and demand for the Company's products; and the completion of the settlement of the shareholder derivative lawsuits filed against certain of the Company's former executives and certain of its current and former directors in a manner that is consistent with the Stipulation and Agreement of Settlement reached with the lead plaintiffs in such lawsuits.

Third Quarter Operating Results - 2005 Sales $306.6 $314.7 $311.9 Gross profit % 10% 13% 25% Operating profit 11.6 20.4 50.0 Corporate expenses (a) 7.2 0.5 10.2 Interest expense 10.2 10.3 9.8 Other income, including FX 1.8 2.4 (1.2) Minority interest (losses)/Income (1.2) (1.0) 1.2 Net income 3.4 11.3 29.8 Diluted EPS $0.12 $0.40 $1.04 EBITDA $27.2 $37.1 $60.2 Q3 - 2005 Q3 - 2004 ($ in millions, except per share amounts) Q2 - 2005 Q2-2005 includes income of $8.5M of net insurance proceeds related to the litigation.

Third Quarter Balance Sheet / Cash Flow Data - 2005 ($ in millions) Cash $ 59.9 $ 26.8 Accounts receivable 169.6 161.3 Inventories 308.3 415.5 Advances to suppliers 10.0 32.5 Total debt 424.2 430.4 Net cash provided by operating activities $ 50.1 (a) $ 17.2 Capital expenditures 18.5 11.9 September 30, 2005 December 31, 2004 Cash flow data Balance sheet data 9 Months September - 2005 9 Months September - 2004 (a) Includes payment of $74M for Shareholder litigation.

Q3 2005 - Supplemental Information - Cobalt Group Product sales volume of 13,138 was down 6% versus Q3-04 Cobalt refining volume of 2,238 was up 8% versus Q3-04 Average cobalt price per lb.: $13.41 in Q3-05 $15.03 in Q2-05 $23.18 in Q3-04 (All volumes in metric tons) Sales Comparison - by end market (% of sales $) ($ in millions) Sales $129.3 $133.6 $163.3 Operating profit 6.5 6.4 39.1 Inventories 196.9 210.0 233.8 Q3-2005 Q2-2005 Q3-2004 Batteries 23% 22% 40% Catalysts 13% 13% 13% Hard Metal 11% 13% 11% Tires 11% 13% 10% Coatings & Inks 11% 11% 9% Others 31% 28% 17% Q3-2005 Q2-2005 Q3-2004

Cobalt Sales Overview - Q3 2005 Q3 2005 Revenue by End Markets Q3 2004 Revenue by End Markets Q3 2005 Revenue by Region Q3 2004 Revenue by Region Asia 34% Americas 27% Europe 39% Americas 26% Europe 25% Asia 49% Other 31% Coatings & Inks 11% Hard Metal 11% Catalysts 13% Tires 11% Batteries 23% Other 17% Coatings & Inks 9% Hard Metal 11% Catalysts 13% Tires 10% Batteries 40% *location of customer

Q3 2005 - Supplemental Information - Nickel Group Sales Comparison - by end market (% of sales $) Sales $191.9 $192.6 $170.5 Operating profit 12.2 14.5 21.1 Inventories 111.4 152.2 174.0 Q3-2005 Q2-2005 Q3-2004 Q3-2005 Q2-2005 Q3-2004 ($ in millions) Q3-05 nickel sales volume of 10,844 was up 10% versus Q3-04 Nickel refining volume of 10,596 was down 20% versus Q3-04 Average nickel price per lb. (LME): $6.61 in Q3-05 $7.44 in Q2-05 $6.35 in Q3-04 (All volumes in metric tons) Stainless 33% 29% 29% Plating 25% 26% 29% Alloy 23% 30% 26% Electronics 8% 8% 7% Catalyst 3% 4% 4% Other 8% 3% 5%

Q3 2004 Revenue by Region* Q3 2005 Revenue by Region* Americas 12% Europe 67% Asia 21% Q3 2004 Revenue by End Markets Nickel Sales Overview - Q3 2005 Q3 2005 Revenue by End Markets *location of customer Stainless steel 33% Alloy 23% Plating 25% Electronics 8% Catalysts 3% Other 8% Stainless steel 29% Electronics 7% Catalysts 4% Other 5% Alloy 26% Plating 29% Europe 65% Asia 13% Americas 22%

Non-GAAP Financial Measure - EBITDA Q3-2005 Q2-2005 Q3-2004 Net Income $3.4 $11.3 $29.8 Add back: Interest expense 10.2 10.3 9.8 Income tax expense 1.2 3.1 8.1 Depreciation & amortization 12.4 12.4 12.5 23.8 25.8 30.4 Consolidated EBITDA $27.2 $37.1 $60.2 The Company defines EBITDA as GAAP earnings (net income) before interest expense, income tax expense, depreciation and amortization. The Company believes that EBITDA is an appropriate metric when evaluating its liquidity.